Aftershock Strategies Fund (the “Fund”)

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: SHKIX)

Class N Shares (Symbol: SHKNX)

Supplement dated January 9, 2015

to the Prospectus

dated March 31, 2014, as amended

The following supersedes any contrary information contained in the Fund’s current Prospectus.

In order to correct the title of Robert Wiedemer, the disclosure under “Portfolio Managers” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers.  The following serves as the Fund’s portfolio managers:

Portfolio Manager	Primary Title/Position with the Fund
Daniel Cohen	Portfolio Manager since December 2012
Dr. John David Wiedemer	Portfolio Manager since December 2012
Robert Wiedemer	Portfolio Manager since December 2012

You should read this Supplement in conjunction with the Prospectus for Class I and Class N shares dated March 31, 2014, as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-SHK-FUND (1-855-745-3863).